UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
SCHEDULE 14A
(Rule 14a 101)
_________________
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULED 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
SenesTech, Inc.
(Name of Registrant as Specified in its Charter)
_______________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check in the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

SENESTECH, INC.
23460 N. 19th Ave., Suite 110
Phoenix, Arizona 85027
July 31, 2023
Dear Stockholder:
We cordially invite you to attend a special meeting of stockholders (the “Special Meeting”) of SenesTech, Inc., a Delaware corporation, which will be held on Friday, August 18, 2023, at 10:00 a.m., local time, at 23460 N. 19th Ave., Suite 110, Phoenix, Arizona 85027.
Details regarding the Special Meeting and the business to be conducted at the Special Meeting are more fully described in the accompanying Notice of Special Meeting of Stockholders and proxy statement. You are entitled to vote at the Special Meeting and any adjournments, continuations or postponements thereof only if you were a stockholder as of July 28, 2023.
Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the Special Meeting in person, please vote as promptly as possible by following the instructions in the accompanying proxy statement to ensure your representation and the presence of a quorum at the Special Meeting. As an alternative to voting in person during the Special Meeting, you may vote via the Internet, by telephone or by signing, dating and returning the accompanying proxy card.
If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary, or you may also attend the meeting and vote in person during the meeting.
On behalf of management and our Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the Special Meeting in person.
If you have any questions regarding the attached proxy statement or need assistance in voting your shares of common stock or preferred stock, please contact our proxy solicitor, Alliance Advisors, LLC, by telephone at 1-800-574-5925 (stockholders) and 928-779-4143 (brokers, banks and other nominees), or by e-mail at snes@allianceadvisors.com.
On behalf of management and our Board of Directors, we thank you for your continued support and interest in SenesTech, Inc.
Sincerely,
/s/ Joel L. Fruendt
Joel L. Fruendt
President and Chief Executive Officer

SENESTECH, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 18, 2023
Dear Stockholder:
Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of SenesTech, Inc., a Delaware corporation, will be held on Friday, August 18, 2023, at 10:00 a.m., local time, at 23460 N. 19th Ave., Suite 110, Phoenix, Arizona 85027.
The Special Meeting will be held for the following purposes:
1.To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of the outstanding shares of our common stock, by a ratio of not less than 1-for-2 shares and not more than 1-for-12 shares, with the exact ratio to be set at a whole number within this range by our Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”);
2.To approve an adjournment of the Special Meeting, to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”); and
3.To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the proxy statement accompanying this Notice of Special Meeting of Stockholders.
Our Board of Directors has fixed the close of business on July 28, 2023 as the record date for the determination of stockholders entitled to vote at the Special Meeting. Only stockholders of record at the close of business on July 28, 2023 are entitled to receive notice of, and to vote at, the Special Meeting and any adjournment thereof. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at our offices during regular business hours for the 10 calendar days prior to the Special Meeting and during the Special Meeting.
It is important that your shares be represented and voted, regardless of whether you plan to attend the Special Meeting in person. You may vote in advance of the Special Meeting on the Internet, by telephone or by completing and mailing a proxy or voting card. Voting in advance by Internet, telephone or mail will ensure your shares are represented at the Special Meeting. If you attend the meeting in person, you may choose to revoke your proxy and vote in person during the meeting.
On behalf of management and our Board of Directors, we thank you for your continued support and interest in SenesTech, Inc.
Sincerely,
/s/ Joel L. Fruendt
Joel L. Fruendt
President and Chief Executive Officer
Phoenix, Arizona
July 31, 2023

SENESTECH, INC.
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
PROCEDURAL MATTERS
General
The enclosed proxy is being solicited by our Board of Directors for use at the Special Meeting, to be held on Friday, August 18, 2023 at 10:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at our principal executive offices at 23460 N. 19th Ave., Suite 110, Phoenix, Arizona 85027. Our telephone number at our principal executive offices is (928) 779-4143. As used in this proxy statement, “we,” “us,” “our” and “our company” refer to SenesTech, Inc., a Delaware corporation.
On or about August 3, 2023, we are mailing to stockholders entitled to vote at the Special Meeting, paper copies of this proxy statement. The Notice of Special Meeting and proxy statement are also available online at www.proxyvote.com.
Record Date and Outstanding Shares
Only stockholders of record at the close of business on July 28, 2023, or the record date, are entitled to receive notice of and to vote at the Special Meeting. Our only outstanding voting securities are shares of common stock, $0.001 par value (“Common Stock”). As of the record date, 2,964,485 shares of our Common Stock were issued and outstanding, which shares of Common Stock were held by approximately 694 stockholders of record.
Stockholders Entitled to Vote at the Special Meeting
Holders of record of our Common Stock as of the close of business on the record date will be entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. Holders of record of shares of our Common Stock have the right to vote on all matters brought before the Special Meeting.
You do not need to attend the Special Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card or voting through the Internet or by telephone.
Voting Rights of the Stockholders
Each share of our Common Stock outstanding as of the record date is entitled to one vote per share on all matters properly brought before the Special Meeting.
How To Vote
Whether you plan to attend the Special Meeting or not, we urge you to submit your voting instructions by proxy. Voting by proxy will not affect your right to attend the Special Meeting. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board of Directors’ recommendations as noted below. If you neither submit by proxy nor vote your shares during the Special Meeting, your shares will not be voted if you are a registered stockholder. If your shares are held in street name, your broker, bank or other holder of record may vote your shares on certain “routine” matters. See “Quorum; Abstentions; Broker Non-Votes; Results” below for more information.
If your shares are registered directly in your name through our stock transfer agent, Transfer Online, or you have stock certificates registered in your name, you may vote:
•By the Internet or by telephone. Follow the instructions included in the proxy card to submit your voting instructions over the Internet or by telephone.
•By mail. If you received a proxy card by mail, you can have your shares voted by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board of Directors’ recommendations as noted below.
•In person at the Special Meeting. If you attend the Special Meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the Special Meeting.
Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on August 17, 2023.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers.
Revocability of Proxies
If you give us your proxy, you may change or revoke it at any time before the Special Meeting. You may change or revoke your proxy in any one of the following ways:
•if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•by submitting your proxy by the Internet or by telephone as instructed above;
•by notifying the Corporate Secretary of our company in writing before the Special Meeting that you have revoked your proxy; or
•by attending the Special Meeting in person and voting in person. Attending the Special Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Special Meeting that it be revoked.
Solicitation
We have retained Alliance Advisors, LLC to act as a proxy solicitor for the Special Meeting. We have agreed to pay Alliance Advisors, LLC $9,000, plus reasonable out-of-pocket expenses, for proxy solicitation services and, if needed, additional fees for telephone solicitation. All related costs will be borne by us. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers or administrative employees without the payment of any additional consideration. Solicitation of proxies may be made by mail, by telephone, by email, in person or otherwise.
Stockholders of Record and “Street Name” Holders
Where shares are registered directly in the holder’s name, that holder is the stockholder of record with respect to those shares. If shares are held by an intermediary, meaning in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered the stockholder of record as to those shares. Those shares are said to be held in “street name” on behalf of the beneficial owner of the shares. Street-name holders generally cannot directly vote their shares and must instead instruct the broker or other nominee how to vote their shares using the voting instruction form provided by that broker or other nominee. Many brokers also offer the option of giving voting instructions over the internet or by telephone. Instructions for giving your vote as a street-name holder are provided on your voting instruction form.
Quorum; Abstentions; Broker Non-Votes; Results
At the Special Meeting, an inspector of elections will determine the presence of a quorum and tabulate the results of the voting by stockholders. A quorum exists when holders of one-third (1/3) of the stock issued and outstanding and entitled to vote are present in person or represented by proxy. A quorum is necessary for the transaction of business at the Special Meeting.
Broker non-votes can occur as to shares held in street name. Under the current rules that govern brokers and other nominee holders of record, if a street-name holder does not give instructions to its broker or other nominee, such broker or other nominee will be able to vote such shares only with respect to proposals for which the broker or other nominee has discretionary voting authority, i.e., “routine” matters under The Nasdaq Stock Market LLC, or Nasdaq, rules. A “broker non-vote” occurs when a broker or other nominee submits a proxy for the Special Meeting but does not vote on a particular proposal because such broker or other nominee either does not exercise its discretionary voting authority or does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.
Both of the proposals you are being asked to vote on at the Special Meeting, including the Reverse Stock Split Proposal and the Adjournment Proposal, are considered “routine.” Stockholders are urged to give their bank or broker instructions on voting their shares on all matters.
Abstentions and broker non-votes are treated as shares present for the purpose of determining whether there is a quorum for the transaction of business at the Special Meeting.
We intend to publish final voting results of the Special Meeting in a Current Report on Form 8-K, which we expect will be filed within four business days of the Special Meeting. If final voting results are not available to us in time to file a Current

Report on Form 8-K within four business days after the Special Meeting, we intend to file a Current Report on Form 8-K to publish results as to matters for which we have final votes and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.
Required Votes and Voting
Each holder of Common Stock is entitled to one vote for each share held. Assuming that a quorum is present at the Special Meeting, the following votes will be required:

Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of Broker Non-Votes
1.Reverse Stock Split Proposal	For, against or abstain
To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of a majority of the votes cast by holders of the outstanding shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal.
			No effect	Brokers have discretion to vote
2.Adjournment Proposal	For, against or abstain
To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of the majority of the voting power of the outstanding shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal.
			Against	Brokers have discretion to vote
All shares entitled to vote and represented by properly executed, unrevoked proxies received before the Special Meeting will be voted at the Special Meeting in accordance with the instructions given on those proxies. If no instructions are given on a properly executed proxy, the shares represented by that proxy will be voted “FOR” the Reverse Stock Split Proposal and “FOR” the Adjournment Proposal.
If any other matters are properly presented for consideration at the Special Meeting, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters as they deem advisable. We do not currently anticipate that any other matters will be raised at the Special Meeting.
Deadlines for Receipt of Stockholder Proposals
Pursuant to our Amended and Restated Bylaws, because this is a Special Meeting of Stockholders and we are not electing directors, our stockholders may not propose business to be brought at the Special Meeting.
As previously stated in our proxy statement filed with the SEC on April 28, 2023, stockholder proposals may be included in our proxy statement and form of proxy for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. For a stockholder proposal to be considered timely pursuant to Rule 14a-8 for inclusion in our proxy statement and form of proxy for the annual meeting to be held in 2024, we must receive the proposal at our principal executive offices, addressed to our Secretary, no later than December 29, 2023. Any proposals received after such date will be considered untimely. Submitting a stockholder proposal does not guarantee that it will be included in our proxy statement and form of proxy.
In addition, a stockholder proposal that is not intended for inclusion in our proxy statement and form of proxy under Rule 14a-8 (including director nominations) shall be considered “timely” as calculated in accordance with Rule 14a-4(c) under the Exchange Act, and may be brought before the 2024 annual meeting of stockholders provided that we receive information and notice of the proposal addressed to our Secretary at our principal executive offices, no earlier than February 20, 2024 and no later than March 21, 2024.
Further, our Amended and Restated Bylaws, as amended, or Bylaws, provide that only such business shall be conducted at an annual meeting of stockholders as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought in accordance with Section 2.4 of our Bylaws.
All notices of stockholder proposals, whether or not intended to be included in our proxy materials, should be in writing and sent to our principal executive offices, located at: SenesTech, Inc., 23460 N. 19th Ave., Suite 110, Phoenix, Arizona 85027, Attention: Secretary.

PROPOSAL ONE
APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL
Background and Proposed Amendment
Our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), currently authorizes us to issue a total of 110,000,000 shares of stock, consisting of 100,000,000 shares of Common Stock, and 10,000,000 shares of Preferred Stock.
On July 21, 2023, subject to stockholder approval, our Board of Directors approved an amendment to our Charter to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding Common Stock by a ratio of not less than 1-for-2 and not more than 1-for-12. The exact ratio of the Reverse Stock Split will be set within this range as determined by our Board of Directors in its sole discretion prior to the time of the Reverse Stock Split and will be publicly announced by us prior to the effective time.
The primary goals of the Reverse Stock Split are to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market and to assist in our capital-raising efforts. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.
If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 12 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by our Board of Directors based upon its evaluation as to when such action would be most advantageous to our company and our stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, our Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, our Board of Directors will make a determination as to whether effecting the Reverse Stock Split is in the best interests of our company and our stockholders in light of, among other things, our ability to increase the trading price of our Common Stock without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If our Board of Directors determines that it is in the best interests of our company and our stockholders to effect the Reverse Stock Split, it will hold a board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors our Board of Directors will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”
The text of the proposed amendment to the Charter to effect the Reverse Stock Split is included as Annex A to this proxy statement (the “Reverse Stock Split Charter Amendment”). If the Reverse Stock Split Proposal is approved by our stockholders, we will have the authority to file the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as our Board of Directors deems necessary and advisable. Our Board of Directors has determined that the amendment is advisable and in the best interests of our company and our stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting.
Reasons for the Reverse Stock Split
We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to continue to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market and to assist in our capital-raising efforts, which we also believe may assist in our capital raising efforts by making our Common Stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.
While we have not yet received a letter from the Listing Qualifications Department of the Nasdaq Stock Market indicating that, based upon the closing bid price of our Common Stock for a 30 consecutive business day period, we have not met the minimum bid price of $1.00 per share required for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2), our common stock has recently closed below $1.00 per share. Accordingly, we believe that the Reverse Stock Split is our best proactive option for ensuring an adequate margin for continuing to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the Reverse Stock Split.
We also believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide our Board of Directors flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.
Our Board of Directors intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of our company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on The Nasdaq Capital Market. Accordingly, our Board of Directors approved the Reverse Stock Split as being in the best interests of our company.
Risks Associated with the Reverse Stock Split
The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.
As noted above, the purpose of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market and to assist in our capital-raising efforts. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including our business and financial performance, general market conditions and prospects for future success.
The Reverse Stock Split May Decrease the Liquidity of our Common Stock.
Our Board of Directors believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.
The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.
If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.
The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.
The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.
Potential Consequences if the Reverse Stock Split Proposal is Not Approved
If the Reverse Stock Split Proposal is not approved by our stockholders, our Board of Directors will not have the authority to effect the Reverse Stock Split Charter Amendment to, among other things, facilitate the continued listing of our Common Stock on The Nasdaq Capital Market by increasing the per share market price of our Common Stock help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement and to assist in our capital-raising efforts. The inability of our Board of Directors to effect the Reverse Stock Split could expose us to delisting from The Nasdaq Capital Market and could have a negative impact on our capital-raising efforts.

Determination of the Reverse Stock Split Ratio
Our Board of Directors believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board of Directors will be not less than 1-for-2 and not more than 1-for-12.
The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:
•our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;
•the historical trading price and trading volume of our Common Stock;
•the trading price and trading volume of our Common Stock immediately prior to the Reverse Stock Split;
•the expected stability of the per share price of our Common Stock following the Reverse Stock Split;
•the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;
•the number of shares of our Common Stock outstanding;
•prevailing market conditions;
•general economic conditions in our industry; and
•our market capitalization before and after the Reverse Stock Split.
We believe that granting our Board of Directors the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If our Board of Directors chooses to implement the Reverse Stock Split, we will make a public announcement regarding the determination of the Reverse Stock Split ratio.
Board Discretion to Effect the Reverse Stock Split
If the Reverse Stock Split proposal is approved by our stockholders, our Board of Directors will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. Our Board of Directors currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There can also be no assurance that our Common Stock will not be delisted from The Nasdaq Capital Market for other reasons.
If our stockholders approve the Reverse Stock Split Proposal at the Special Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by our Board of Directors that the Reverse Stock Split is in the best interests of our company and our stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board of Directors does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the reverse stock split is approved by our stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Charter Amendment will be abandoned.
The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.
We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of our company, nor is it a plan by management to recommend a series of similar actions to our Board of Directors or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Effects of the Reverse Stock Split
Effects of the Reverse Stock Split on Issued and Outstanding Shares.
If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including shares held by our company as treasury shares, by a Reverse Stock Split ratio of 1-for-2 to 1-for-12. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in our company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.001.
As of the record date, we had 2,964,485 shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-2 or 1-for-12, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 1,482,243 shares and 247,040 shares, respectively.
We are currently authorized to issue a maximum of 100,000,000 shares of our Common Stock. As of the record date, there were 2,964,485 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by our Board of Directors. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.
Following the Reverse Stock Split, our Board of Directors will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as our Board of Directors deems appropriate. In addition, some of the additional shares underlie stock options and warrants, which could be exercised after the Reverse Stock Split Charter Amendment is effected.
Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans.
If the Reverse Stock Split is effected, the terms of equity awards granted under the Incentive Plan, including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the Incentive Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, paid for forfeited shares in accordance with the terms of the Incentive Plan; and (vi) the number of or exercise price of shares then subject to outstanding stock appreciation rights previously granted and unexercised under the Incentive Plan, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Incentive Plan, as well as any plan limits on the size of such grants (e.g., the Incentive Plan’s limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be adjusted and proportionately decreased as a result of the Reverse Stock Split.
Effects of the Reverse Stock Split on Voting Rights.
Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.
Effects of the Reverse Stock Split on Regulatory Matters.
We are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect our obligation to publicly file financial and other information with the SEC.
Effects of the Reverse Stock Split on Authorized Share Capital.
The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split.
Treatment of Fractional Shares in the Reverse Stock Split
We do not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:
•rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly; or
•rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Incentive Plan, in order to comply with the requirements of Sections 409A and 424 of the Internal Revenue Code of 1986 (the “Code”).

Effective Time of the Reverse Stock Split
If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Charter Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, our Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split.
Exchange of Share Certificates
If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, the Transfer Agent will mail a letter of transmittal to our stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to the Transfer Agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name.
Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.
Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that we and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.
STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.
Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.
Regulatory Approvals
The Reverse Stock Split will not be consummated, if at all, until after approval of our stockholders is obtained. We are not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware.
Accounting Treatment of the Reverse Stock Split
If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on our consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. We do not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.
All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.
As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:
•a citizen or resident of the United States;
•a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.
In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.
As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.
The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.
Vote Required
The approval of the Reverse Stock Split Proposal requires the affirmative “FOR” vote of a majority of the votes cast by holders of the outstanding shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal. Each of the failure to vote by proxy or to vote in person, an abstention and a broker non-vote will have no effect on the Reverse Stock Split Proposal. A vote on this proposal will be considered a “routine” matter. Therefore, we do not expect any broker non-votes on this proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.
Board Recommendation
Our Board of Directors recommends a vote “FOR” the approval of the Reverse Stock Split Proposal.

PROPOSAL TWO
APPROVAL OF THE ADJOURNMENT PROPOSAL
Background
Our Board of Directors believes that if the number of shares of our Common Stock outstanding and entitled to vote at the Special Meeting is insufficient to approve the Reverse Stock Split, it is in the best interests of the stockholders to enable our Board of Directors to continue to seek to obtain a sufficient number of additional votes to approve the Reverse Stock Split Proposal.
In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split Proposal.
Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the votes cast by holders of the outstanding shares of our Common Stock present in person or represented by proxy at the Special Meeting will vote against the Reverse Stock Split Proposal, we could adjourn or postpone the Special Meeting without a vote on the Reverse Stock Split Charter Amendment and use the additional time to solicit the holders of those shares to change their vote in favor of the Reverse Stock Split Proposal.
Vote Required
The affirmative “FOR” vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal is required to approve this proposal. Each of the failure to vote by proxy or to vote in person and a broker non-vote will have no effect on the Adjournment Proposal. An abstention will have the same practical effect as a vote against this proposal. As described above, the Adjournment Proposal is considered a “routine” matter. Therefore, your broker, bank or other nominee may vote your shares without receiving instructions from you on this proposal and accordingly, we do not expect any broker non-votes on this proposal. A failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.
Board Recommendation
Our Board of Directors recommends that you vote “FOR” the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of July 28, 2023, information regarding beneficial ownership of our Common Stock by:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of the outstanding shares of Common Stock;
•each of our named executive officers;
•each of our directors; and
•all of our current executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power.
The number of shares listed below under the heading “Total Common Shares Beneficially Owned” is the aggregate beneficial ownership of Common Stock for each stockholder and includes:
•Common Stock beneficially owned;
•Common Stock warrants exercisable;
•currently vested and exercisable options; and
•stock options that are not currently vested and exercisable but will become so within 60 days of July 28, 2023.
Of this total amount, the number of shares of Common Stock underlying options that are currently vested and stock options that are not currently vested but will become vested within 60 days after July 28, 2023 are deemed outstanding for the purpose of computing the percentage ownership of Common Stock outstanding beneficially owned by a stockholder, director or executive officer, or the Deemed Outstanding Shares, and are also separately listed below under the heading “Number of Shares Issuable Upon Exercise of Warrants and Options Exercisable or Vested” but the Deemed Outstanding Shares are not treated as outstanding for the purpose of computing the percentage ownership of our Common Stock outstanding beneficially owned by any other person. This table is based on information supplied by officers, directors, principal stockholders and filings made with the SEC. Percentage ownership is based on 2,964,485 shares of Common Stock outstanding as of July 28, 2023.
Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and dispositive power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under community property laws.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o SenesTech, Inc., 23460 N. 19th Avenue, Suite 110, Phoenix, AZ 85027.

Name of Beneficial Owner	Number of Shares Beneficially Held		Number of Shares Issuable Upon Exercise of Warrants and Options Exercisable or Vested as of July 28, 2023		Total Shares Beneficially Owned
					Shares	Percent
Directors and Named Executive Officers:
Joel L. Fruendt	13,225		17,874		31,099	1.04%
Kenneth Siegel(1)	1,757		20,370		22,127	*
Thomas C. Chesterman	25		11,943		11,968	*
Nicole C. Williams(2)	—		4,876		4,876	*
Jamie Bechtel, JD, Ph.D.	143		16,686		16,829	*
Delphine François Chiavarini	67		16,877		16,944	*
Phil N. Grandinetti III	—		30,368		30,368	1.01%
Jake S. Leach	7,500		25,200		32,700	1.09%
Matthew K. Szot	234		25,278		25,512	*
All current executive officers and directors as a group (7 persons)	21,194		144,226		165,420	5.32%
5% Owners:
Armistice Capital, LLC	367,570	(3)	—	(4)	367,570	9.99%
Lind Global Fund II LP	285,715	(5)	—	(6)	285,715	9.64%
Intracoastal Capital LLC	31,765	(7)	122,263	(8)	154,028	4.99%
____________
* Represents beneficial ownership of less than one percent (1%).
(1)Mr. Siegel retired in November 2022.
(2)Ms. Williams’ employment with our company terminated as of April 2023.
(3)Based on the statement on Schedule 13G filed with the SEC on February 14, 2023, each of Armistice Capital, LLC and Steven Boyd has shared voting and dispositive power over 81,855 shares. Also includes 285,715 shares acquired by Armistice Capital Master Fund Ltd. in our recent registered direct offering. The address of Armistice Capital, LLC is 510 Madison Avenue, 7th Floor, New York, New York 10022.
(4)Does not include 2,934,575 shares of common stock underlying warrants held by Armistice Capital, LLC, which includes a provision limiting the holder’s ability to exercise the warrants if such exercise would cause the holder to beneficially own greater than 9.99% of our company, and 285,715 shares of common stock underlying warrants held by Armistice Capital Master Fund Ltd., which includes a provision limiting the holder’s ability to exercise the warrants if such exercise would cause the holder to beneficially own greater than 4.99% of our company.
(5)Based on the statement on Schedule 13G filed with the SEC on April 17, 2023, each of Lind Global Fund II LP, Lind Global Partners II LLC, and Jeff Easton has sole voting and dispositive power over 285,715 shares. The address of Lind Global Fund II LP is 444 Madison Avenue, Floor 41, New York, New York 10022.
(6)Consists of common stock underlying warrants held by Lind Global Fund II LP, which include a provision limiting the holder’s ability to exercise the warrants if such exercise would cause the holder to beneficially own greater than 4.99% of our company. Does not include, 292,299 shares of common stock underlying such warrants, the exercise of which would result in beneficial ownership by the holder of more than 9.99% of our company.
(7)Based on the statement on Schedule 13G filed with the SEC on April 19, 2023, each of Intracoastal Capital LLC, Mitchell P. Kopin, and Daniel B. Asher have shared voting and dispositive power over 13,715 shares. The address of Intracoastal Capital LLC and Mr. Kopin is 245 Palm Trail, Delray Beach, Florida 33483, and the address of Mr. Asher is 111 W. Jackson Boulevard, Suite 200, Chicago, Illinois 60604.
(8)Includes (i) 13,715 shares of common stock underlying warrants held by Intracoastal Capital LLC, and (ii) 108,548 shares of common stock underlying warrants held by Intracoastal Capital LLC, which include a provision limiting the holder’s ability to exercise the warrants if such exercise would cause the holder to beneficially own greater than 4.99% of our company. Does not include 35,560 shares of common stock underlying such warrants, the exercise of which would result in beneficial ownership by the holder of more than 4.99% of our company.

OTHER MATTERS
Stockholder Communications with the Board of Directors and Board Attendance at Special Stockholder Meetings
Our stockholders may, at any time, communicate in writing with any member or group of members of our Board of Directors by sending such written communication to the attention of our Secretary by regular mail to our principal executive offices.
Copies of written communications received by our Secretary will be provided to the relevant director(s) unless such communications are considered, in the reasonable judgment of our Secretary, to be improper for submission to the intended recipient(s). Examples of stockholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to us or our business, or communications that relate to improper or irrelevant topics.
The chair of the Board of Directors is expected to make all reasonable efforts to attend our special meeting of stockholders. If our board chair is unable to attend a meeting of stockholders for any reason, at least one other member of the Board of Directors is expected to attend. Other members of the Board of Directors are expected to attend our meeting of stockholders if reasonably possible.
Proxy Materials Delivered to a Shared Address
Stockholders who have the same mailing address and last name may have received a notice that your household will receive only one Notice. This practice, commonly referred to as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. A single Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice, from the Company or from your bank, broker or other registered holder, that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. A number of banks, brokers and other registered holders with account holders who are our stockholders household our proxy materials. If you hold your shares in street name, and no longer wish to participate in householding and would prefer to receive separate proxy materials in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify your bank, broker or other registered holder. If you are a holder of record, and no longer wish to participate in householding and would prefer to receive separate proxy materials in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify us in writing at SenesTech, Inc., 23460 N. 19th Avenue, Suite 110, Phoenix, AZ 85027, Attention: Secretary, or by telephone at (928) 779-4143. Any stockholder residing at a shared address to which a single copy of the proxy materials was delivered who wishes to receive a separate copy of our proxy statement may obtain a copy by written request addressed to SenesTech, Inc., 23460 N. 19th Avenue, Suite 110, Phoenix, AZ 85027, Attention: Secretary. We will deliver a separate copy of our proxy statement to any stockholder who so requests in writing promptly following our receipt of such request.
Transaction of Other Business
Our Board of Directors knows of no other matters to be submitted at the Special Meeting. If any other business is properly brought before the Special Meeting, proxies will be voted in respect thereof as the proxy holders deem advisable.

ANNEX A

FORM OF
CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
SENESTECH, INC.
SENESTECH, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
1.The name of the Corporation is SenesTech, Inc.
2.The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved the proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Amended and Restated Certificate of Incorporation of the Corporation as follows:
3.Article IV of the Amended and Restated Certificate of Incorporation is hereby amended by deleting the last paragraph of Article IV in its entirety and adding the following paragraph as the last paragraph of such Article IV.
“Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Corporation, each [•](1) shares of the Corporation’s common stock, par value $0.001 per share (“Common Stock”), issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional interests as described below. Notwithstanding the immediately preceding sentence, no fractional shares will be issued in connection with the reverse stock split. Stockholders of record who otherwise would be entitled to receive fractional shares, will automatically be entitled to rounding up of their fractional share to the nearest whole share. No stockholders will receive cash in lieu of fractional shares. Each certificate that immediately prior to the Effective Time represented shares of Common Stock shall thereafter automatically and without the necessity of presenting the same for exchange, subject to the adjustment for fractional shares as described above, represent that number of whole shares of Common Stock into which the shares of Common Stock formerly represented such certificate shall have been combined, provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”
4.The foregoing amendment shall become effective on , 20 , at 12:01 a.m, Eastern Time.

1 To be any number between and including 2 and 12, at the discretion of the board of directors.
A-1

IN WITNESS WHEREOF, SenesTech, Inc. has caused this Certificate of Amendment to be executed as of this         , 20 .

SENESTECH, INC.
By:
Name:
Title:
A-2

SENESTECH, INC.
C/O TRANSFER ONLINE, INC.
512 SE SALMON STREET
PORTLAND, OR 97214

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 08/17/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 08/17/2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR proposals 1 and 2.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000617863_1 R1.0.0.6

This communication presents only an overview of the more complete proxy materials that are available on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is/are available at www.proxyvote.com

SENESTECH, INC.
Special Meeting of Stockholders
Friday, August 18, 2023 10:00 A.M. MST
This proxy is solicited by the Board of Directors

This Proxy will be voted at the Special Meeting of Stockholders of SenesTech, Inc. (the "Company") by Joel L. Fruendt and Thomas C. Chesterman (the "Proxy Holders"), as directed. By signing on the reverse side of this ballot, you hereby grant to the Proxy Holders your revocable proxy to vote all of your shares of Company common stock as directed. If no direction is indicated, it will be voted "FOR" the Reverse Stock Split Proposal, "FOR" the Adjournment Proposal, and as to such other matters as may properly come before the meeting as the Proxy Holders deem advisable.

Continued and to be signed on reverse side

0000617863_2 R1.0.0.6